UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments Dividend and
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Dividend and Income Fund, Inc.

August 31, 2008

	Number of
	Shares	Value
Common Stock – 79.26%
Consumer Discretionary – 6.12%
=@P†Avado Brands	1,390	$0
Gap	100,600	1,956,670
Limited Brands	91,200	1,896,960
Mattel	101,200	1,956,196
*†Time Warner Cable Class A	7	187
		5,810,013
Consumer Staples – 8.45%
Heinz (H.J.)	45,700	2,299,624
Kimberly-Clark	30,900	1,905,912
Kraft Foods Class A	69,800	2,199,398
Safeway	61,400	1,617,276
		8,022,210
Diversified REITs – 0.71%
Ascendas Real Estate Investment Trust	143,400	229,996
Cousins Properties	5,600	139,944
Vornado Realty Trust	3,100	308,326
		678,266
Energy – 5.34%
Chevron	19,600	1,691,872
ConocoPhillips	19,900	1,641,949
Marathon Oil	38,500	1,735,195
		5,069,016
Financials – 9.48%
Allstate	45,400	2,048,902
Discover Financial Services	125,300	2,061,185
Hartford Financial Services Group	26,000	1,640,080
Lehman Brothers Holdings	42,100	677,389
Morgan Stanley	46,700	1,906,761
*Wachovia	42,100	668,969
		9,003,286
Health Care – 12.59%
Bristol-Myers Squibb	90,800	1,937,672
Johnson & Johnson	32,000	2,253,759
Merck	50,800	1,812,036
Pfizer	101,000	1,930,110
Quest Diagnostics	38,400	2,075,520
Wyeth	45,000	1,947,600
		11,956,697
Health Care REITs – 1.76%
HCP	21,850	791,407
*Health Care REIT	10,860	563,308
Ventas	6,875	312,263
		1,666,978
Hotel REITs – 0.68%
Hersha Hospitality Trust	28,200	204,168
Host Hotels & Resorts	30,600	437,580
		641,748
Industrial REITs – 1.14%
*AMB Property	10,380	471,148
ProLogis	14,200	611,452
		1,082,600

Industrials – 3.85%
†Allied Waste Industries	1	13
†Bway Holding	3,550	45,085
Donnelley (R.R.) & Sons	58,900	1,642,132
†Foster Wheeler	2	99
Grupo Aeroportuario del Centro Norte ADR	7,600	114,684
†Northwest Airlines	40	391
=@P†Port Townsend	350	4
Waste Management	52,700	1,853,986
		3,656,394
Information Technology – 8.35%
Intel	93,000	2,126,910
International Business Machines	15,700	1,911,161
Motorola	207,400	1,953,708
Xerox	139,100	1,937,663
		7,929,442
Mall REITs – 3.73%
*General Growth Properties	29,481	764,442
Macerich	6,950	430,414
*Simon Property Group	24,700	2,343,536
		3,538,392
Manufactured Housing REITs – 0.21%
*Sun Communities	10,400	200,824
		200,824
Materials – 2.35%
duPont (E.I.) deNemours	50,200	2,230,888
		2,230,888
Multifamily REITs – 2.36%
*American Campus Communities	10,200	309,264
*Apartment Investment & Management	19,949	706,993
Camden Property Trust	7,350	358,754
Equity Residential	20,400	860,879
		2,235,890
Office REITs – 2.16%
*Alexandria Real Estate Equities	6,190	666,725
*Highwoods Properties	12,300	446,121
Mack-Cali Realty	10,250	414,305
PS Business Parks	3,710	199,709
*SL Green Realty	3,800	326,800
		2,053,660
Office/Industrial REITs – 0.77%
Digital Realty Trust	6,850	314,210
Liberty Property Trust	11,000	415,360
		729,570
Real Estate Operating Company – 0.24%
*Macquarie Infrastructure	11,000	228,250
		228,250
Self-Storage REITs – 0.76%
Public Storage	8,150	719,808
		719,808
Shopping Center REITs – 1.22%
*Kimco Realty	19,930	740,200
*Ramco-Gershenson Properties	18,000	416,160
		1,156,360
Specialty REITs – 0.97%
*Entertainment Properties Trust	13,020	706,595
Plum Creek Timber	2,185	108,420
Potlatch	2,225	103,885
		918,900
Telecommunications – 3.94%
AT&T	58,500	1,871,415
†Century Communications	500,000	0
Verizon Communications	53,100	1,864,872
		3,736,287

Utilities – 2.08%
†Dynegy	6,300	37,548
*†Mirant	189	5,591
Progress Energy	44,300	1,935,024
		1,978,163
Total Common Stock (cost $78,634,427)		75,243,642

Convertible Preferred Stock – 4.95%
Automobiles & Automotive Parts – 0.24%
*General Motors 5.25% exercise price $64.90, expiration date 3/6/32	19,500	225,810
		225,810
Banking, Finance & Insurance – 2.14%
Aspen Insurance 5.625% exercise price $29.28, expiration date 12/31/49	8,800	451,000
Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11	3,500	60,025
#Morgan Stanley 144A
11.00% exercise price $94.64, expiration date 1/7/09	5,300	483,864
35.50% exercise price $1,000.00 expiration date 10/28/08	1,500	967,103
XL Capital 7.00% exercise price $80.59, expiration date 2/15/09	8,000	67,280
		2,029,272
Cable, Media & Publishing – 0.32%
#Interpublic Group 144A 5.25% exercise price $13.66, expiration date 12/31/49	360	305,190
		305,190
Energy – 0.69%
Chesapeake Energy 4.50% exercise price $44.17, expiration date 12/31/49	3,650	457,618
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	5,250	197,348
		654,966
Health Care & Pharmaceuticals – 0.48%
Mylan 6.50% exercise price $17.08, expiration date 11/15/10	200	180,224
Schering-Plough 6.00% exercise price $33.69, expiration date 8/13/10	1,500	277,875
		458,099
Telecommunications – 0.24%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	305	224,251
		224,251
Utilities – 0.84%
Entergy 7.625% exercise price $86.81, expiration date 2/17/09	6,750	415,125
NRG Energy 5.75% exercise price $30.23, expiration date 3/16/09	1,225	388,095
		803,220
Total Convertible Preferred Stock (cost $5,679,811)		4,700,808

Preferred Stock – 2.98%
Industrials – 0.02%
=@PPort Townsend	70	17,048
		17,048
Leisure, Lodging & Entertainment – 0.90%
Red Lion Hotels Capital Trust 9.50%	36,249	852,214
		852,214
Real Estate – 2.06%
Grace Acquisitions 8.75%	34,400	240,800
*SL Green Realty 7.625%	77,100	1,713,933
		1,954,733
Total Preferred Stock (cost $3,763,025)		2,823,995
	Principal
	Amount
Convertible Bonds – 9.48%
Aerospace & Defense – 0.59%
#AAR 144A 1.75% 2/1/26 exercise price $29.43, expiration date 2/1/26	$260,000	217,100
#L-3 Communications 144A 3.00% 8/1/35 exercise price $101.70, expiration date 8/1/35	290,000	343,288
		560,388

Basic Materials – 0.56%
Rayonier TRS Holdings 3.75% 10/15/12 exercise price $54.82, expiration date 10/15/12	345,000	346,725
#Sino Forest 144A 5.00% 8/1/13 exercise price $20.29 expiration date 8/1/13	160,000	181,600
		528,325
Cable, Media & Publishing – 0.50%
#Playboy Enterprises 144A 3.00% 3/15/25 exercise price $17.02, expiration date 3/15/25	600,000	477,000
		477,000
Computers & Technology – 1.71%
Advanced Micro Devices
6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15	230,000	131,963
#144A 6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15	450,000	258,187
Euronet Worldwide 3.50% 10/15/25 exercise price $40.48, expiration date 10/15/25	435,000	357,787
Hutchinson Technology 3.25% 1/15/26 exercise price $36.43, expiration date 1/15/26	340,000	254,150
#Intel 144A 2.95% 12/15/35 exercise price $31.53, expiration date 12/15/35	255,000	251,813
Linear Technology 3.125% 5/1/27 exercise price $49.03, expiration date 5/1/27	180,000	176,850
SanDisk 1.00% 5/15/13 exercise price $82.36, expiration date 5/15/13	280,000	190,050
		1,620,800
Electronics & Electrical Equipment – 0.40%
Flextronics International 1.00% 8/1/10 exercise price $15.53, expiration date 8/1/10	400,000	374,000
		374,000
Energy – 0.35%
Peabody Energy 4.75% 12/15/41 exercise price 58.45, expiration date 12/15/41	100,000	128,250
Transocean
1.50% 12/15/37 exercise price $168.61, expiration date 12/15/37	100,000	103,375
1.625% 12/15/37 exercise price $168.61, expiration date 12/15/37	100,000	104,125
		335,750
Environmental Services – 0.08%
Allied Waste Industries 4.25% 4/15/34 exercise price $20.43, expiration date 4/15/34	80,000	77,300
		77,300
Health Care & Pharmaceuticals – 2.97%
Advanced Medical Optics 3.25% 8/1/26 exercise price $59.61, expiration date 8/1/26	565,000	394,087
#Allergan 144A 1.50% 4/1/26 exercise price $63.33, expiration date 4/1/26	415,000	451,312
Amgen
0.375% 2/1/13 exercise price $79.48, expiration date 2/1/13	235,000	229,713
#144A 0.375% 2/1/13 exercise price $79.48, expiration date 2/1/13	165,000	161,288
•Bristol-Myers Squibb 2.276% 9/15/23 exercise price $41.28, expiration date 9/15/23	300,000	301,200
CV Therapeutics 3.25% 8/16/13 exercise price $27.00, expiration date 8/16/13	125,000	97,500
fHologic 2.00% 12/15/37 exercise price $38.59, expiration date 12/15/37	200,000	164,250
LifePoint Hospitals 3.50% 5/15/14 exercise price $51.79, expiration date 5/15/14	110,000	99,550
Teva Pharmaceutical Finance 0.25% 2/1/26 exercise price $47.06, expiration date 2/1/26	345,000	368,719
•Wyeth 2.621% 1/15/24 exercise price $60.09, expiration date 1/15/24	550,000	554,399
		2,822,018
Real Estate – 0.25%
MeriStar Hospitality 9.50% 4/1/10 exercise price $10.18, expiration date 4/1/10	230,000	236,095
		236,095
Retail – 0.33%
Pantry 3.00% 11/15/12 exercise price $50.10, expiration date 11/15/12	180,000	141,525
#Saks 144A 2.00% 3/15/24 exercise price $11.97, expiration date 3/15/24	160,000	173,200
		314,725
Telecommunications – 1.19%
Level 3 Communications 3.50% 6/15/12 exercise price $5.46, expiration date 6/15/12	165,000	141,488
NII Holdings 3.125% 6/15/12 exercise price $118.32, expiration date 6/15/12	410,000	354,137
#Nortel Networks 144A
1.75% 4/15/12 exercise price $32.00, expiration date 4/15/12	115,000	82,369
2.125% 4/15/14 exercise price $32.00, expiration date 4/15/14	115,000	71,300
Qwest Communications International 3.50% 11/15/25 exercise price $5.61, expiration date 11/15/25	180,000	173,025
#Virgin Media 144A 6.50% 11/15/16 exercise price $19.22, expiration date 11/15/16	335,000	309,037
		1,131,356
Transportation – 0.18%
Bristow Group 3.00% 6/15/38 exercise price $77.34 expiration date 6/15/38	180,000	171,900
		171,900

Utilities – 0.37%
Dominion Resources 2.125% 12/15/23 exercise price $36.33, expiration date 12/15/23	290,000	349,088
		349,088
Total Convertible Bonds (cost $9,896,398)		8,998,745

Corporate Bonds – 36.37%
Basic Industry – 4.79%
California Steel Industries 6.125% 3/15/14	120,000	105,300
Domtar 7.125% 8/15/15	110,000	106,700
#Evraz Group 144A 9.50% 4/24/18	430,000	413,874
Freeport McMoRan Copper & Gold 8.25% 4/1/15	310,000	325,912
Georgia-Pacific
7.70% 6/15/15	130,000	121,875
8.875% 5/15/31	220,000	209,550
Innophos 8.875% 8/15/14	185,000	190,550
#Innophos Holding 144A 9.50% 4/15/12	115,000	115,575
International Coal Group 10.25% 7/15/14	210,000	214,200
#MacDermid 144A 9.50% 4/15/17	240,000	220,800
Momentive Performance Materials 9.75% 12/1/14	325,000	294,938
NewPage
10.00% 5/1/12	90,000	87,750
#144A 10.00% 5/1/12	190,000	185,250
•Noranda Aluminum Acquisition 6.828% 5/15/15	150,000	129,000
Norske Skog Canada 8.625% 6/15/11	135,000	111,206
•=@PPort Townsend 10.056% 8/27/12	98,000	97,020
Potlatch 13.00% 12/1/09	250,000	272,517
#Rock-Tenn 144A 9.25% 3/15/16	110,000	113,300
*Rockwood Specialties Group 7.50% 11/15/14	150,000	148,125
#Ryerson 144A
•10.176% 11/1/14	205,000	196,800
12.00% 11/1/15	85,000	83,725
#Sappi Papier Holding 144A 6.75% 6/15/12	300,000	252,061
#Steel Capital 144A 9.75% 7/29/13	100,000	100,075
#Steel Dynamics 144A 7.75% 4/15/16	295,000	289,469
#Vedanta Resources 144A 9.50% 7/18/18	100,000	98,500
•Verso Paper Holdings 6.551% 8/1/14	70,000	62,650
		4,546,722
Brokerage – 0.11%
LaBranche 11.00% 5/15/12	104,000	107,640
		107,640
Capital Goods – 3.13%
Associated Materials 9.75% 4/15/12	190,000	190,475
BWAY 10.00% 10/15/10	270,000	270,000
CPG International I 10.50% 7/1/13	120,000	93,000
DRS Technologies 7.625% 2/1/18	235,000	248,513
Graham Packaging
8.50% 10/15/12	115,000	108,963
9.875% 10/15/14	175,000	154,438
Graphic Packaging International 9.50% 8/15/13	300,000	283,499
Greenbrier 8.375% 5/15/15	225,000	208,125
Intertape Polymer 8.50% 8/1/14	90,000	77,513
#Moog 144A 7.25% 6/15/18	110,000	108,350
*NXP BV Funding 9.50% 10/15/15	430,000	292,399
Owens Brockway Glass Container 6.75% 12/1/14	115,000	114,713
*Sally Holdings 10.50% 11/15/16	190,000	191,900
Thermadyne Holdings 10.00% 2/1/14	210,000	201,075
Vitro 11.75% 11/1/13	210,000	196,875
Vought Aircraft Industries 8.00% 7/15/11	250,000	231,875
		2,971,713
Consumer Cyclical – 4.28%
Centex 4.55% 11/1/10	115,000	102,925
*Denny's Holdings 10.00% 10/1/12	55,000	53,075

*Dollar General 10.625% 7/15/15	370,000	372,775
DR Horton
6.00% 4/15/11	25,000	22,625
7.875% 8/15/11	190,000	181,450
#Expedia 144A 8.50% 7/1/16	95,000	92,863
Ford Motor 7.45% 7/16/31	400,000	208,000
Ford Motor Credit 7.80% 6/1/12	690,000	512,821
General Motors
7.20% 1/15/11	230,000	148,350
*8.375% 7/15/33	395,000	197,500
GMAC 6.875% 8/28/12	675,000	396,286
Goodyear Tire & Rubber 9.00% 7/1/15	100,000	103,250
Lear 8.75% 12/1/16	335,000	253,763
Levi Strauss 9.75% 1/15/15	85,000	77,031
*Neiman Marcus Group 10.375% 10/15/15	305,000	298,900
Ryland Group 6.875% 6/15/13	215,000	189,200
Sonic Automotive 8.625% 8/15/13	105,000	81,375
*Tenneco 8.625% 11/15/14	200,000	171,000
Toll
8.25% 2/1/11	265,000	255,725
8.25% 12/1/11	65,000	62,725
Travelport 9.875% 9/1/14	220,000	180,950
*#TRW Automotive 144A 7.00% 3/15/14	110,000	97,350
		4,059,939
Consumer Non-Cyclical – 1.49%
ACCO Brands 7.625% 8/15/15	110,000	92,950
Biomet 10.00% 10/15/17	190,000	206,149
*Chiquita Brands International 8.875% 12/1/15	215,000	184,363
*Constellation Brands 8.125% 1/15/12	135,000	135,675
Del Monte
*6.75% 2/15/15	55,000	51,975
8.625% 12/15/12	45,000	45,675
Iron Mountain
6.625% 1/1/16	105,000	99,488
8.00% 6/15/20	85,000	83,088
*Jarden 7.50% 5/1/17	225,000	201,374
National Beef Packing 10.50% 8/1/11	105,000	105,525
Tyson Food 7.35% 4/1/16	100,000	94,786
Visant Holding 8.75% 12/1/13	120,000	114,900
		1,415,948
Energy – 5.39%
AmeriGas Partners 7.125% 5/20/16	210,000	196,350
Chesapeake Energy 6.375% 6/15/15	155,000	144,925
Complete Production Service 8.00% 12/15/16	105,000	103,688
Compton Petroleum Finance 7.625% 12/1/13	225,000	212,344
#Connacher Oil 144A 10.25% 12/15/15	270,000	280,124
#Copano Energy 144A 7.75% 6/1/18	100,000	93,500
Dynergy Holdings 7.75% 6/1/19	520,000	482,299
El Paso
6.875% 6/15/14	50,000	49,782
7.00% 6/15/17	55,000	54,162
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11	175,000	177,800
Energy Partners 9.75% 4/15/14	105,000	93,713
Ferrellgas Finance Escrow 6.75% 5/1/14	175,000	153,125
Geophysique-Veritas
7.50% 5/15/15	30,000	30,000
7.75% 5/15/17	135,000	135,000
#Helix Energy Solutions Group 144A 9.50% 1/15/16	250,000	249,999
#Hilcorp Energy I 144A
7.75% 11/1/15	120,000	109,200
9.00% 6/1/16	185,000	181,300

Inergy Finance
6.875% 12/15/14	150,000	135,750
8.25% 3/1/16	75,000	70,875
#Key Energy Services 144A 8.375% 12/1/14	140,000	141,750
Mariner Energy 8.00% 5/15/17	200,000	184,000
#MarkWest Energy Partners/Finance 144A 8.75% 4/15/18	100,000	100,000
Massey Energy 6.875% 12/15/13	225,000	221,063
OPTI Canada
7.875% 12/15/14	85,000	84,469
8.25% 12/15/14	115,000	115,431
PetroHawk Energy
9.125% 7/15/13	205,000	205,000
#144A 7.875% 6/1/15	85,000	79,688
Petroleum Development 12.00% 2/15/18	125,000	131,250
Plains Exploration & Production
7.00% 3/15/17	160,000	144,800
*7.625% 6/1/18	80,000	75,800
Range Resources 7.25% 5/1/18	100,000	97,500
Regency Energy Partners 8.375% 12/15/13	176,000	180,400
Whiting Petroleum 7.25% 5/1/13	290,000	279,849
Williams 7.50% 1/15/31	115,000	116,465
		5,111,401
Finance & Investments – 0.79%
•Hartford Financial Services Group 8.125% 6/15/38	105,000	98,831
Hexion US Finance 9.75% 11/15/14	135,000	113,063
#Lender Processing Services 144A 8.125% 7/1/16	85,000	86,806
Leucadia National 8.125% 9/15/15	116,000	117,305
#Nuveen Investments 144A 10.50% 11/15/15	215,000	187,588
Washington Mutual Bank 5.65% 8/15/14	250,000	150,168
		753,761
Media – 2.46%
CCO Holdings 8.75% 11/15/13	185,000	175,288
#Charter Communications Operating 144A 10.875% 9/15/14	555,000	585,524
Clear Channel Communications 5.50% 9/15/14	175,000	86,188
#CSC Holdings 144A 8.50% 6/15/15	165,000	166,650
Dex Media West 9.875% 8/15/13	305,000	235,612
#DirecTV Holdings 144A 7.625% 5/15/16	205,000	205,513
Lamar Media
*6.625% 8/15/15	155,000	138,338
6.625% 8/15/15	85,000	75,756
#LBI Media 144A 8.50% 8/1/17	100,000	73,125
Quebecor Media 7.75% 3/15/16	185,000	174,825
Univision Communications 7.85% 7/15/11	105,000	94,500
#Videotron 144A 9.125% 4/15/18	220,000	232,375
#XM Satellite Radio 144A 13.00% 8/1/13	105,000	92,925
		2,336,619
Real Estate – 0.14%
*Host Hotels & Resorts 7.125% 11/1/13	140,000	132,650
		132,650
Services Cyclical – 3.03%
*ARAMARK 8.50% 2/1/15	300,000	303,749
Cardtronics 9.25% 8/15/13	255,000	243,525
FTI Consulting 7.625% 6/15/13	195,000	203,288
#Galaxy Entertainment Finance 144A 9.875% 12/15/12	240,000	226,800
Gaylord Entertainment
6.75% 11/15/14	20,000	17,550
8.00% 11/15/13	205,000	189,113
Global Cash Access 8.75% 3/15/12	210,000	201,600
Harrah's Operating 5.50% 7/1/10	245,000	207,025
#Harrah's Operating 144A 10.75% 2/1/16	65,000	44,038
Hertz 8.875% 1/1/14	105,000	98,831
Kansas City Southern de Mexico 9.375% 5/1/12	195,000	204,750
MGM MIRAGE 7.50% 6/1/16	230,000	188,600

‡Northwest Airlines 10.00% 2/1/09	55,000	550
Pinnacle Entertainment 8.75% 10/1/13	130,000	129,025
#Pokagon Gaming Authority 144A 10.375% 6/15/14	288,000	301,680
Seabulk International 9.50% 8/15/13	100,000	105,125
#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	145,000	140,276
8.03% 10/1/20	75,000	73,479
		2,879,004
Services Non-cyclical – 2.33%
*Advanced Medical Optics 7.50% 5/1/17	225,000	202,500
*#Bausch & Lomb 144A 9.875% 11/1/15	315,000	324,450
Casella Waste Systems 9.75% 2/1/13	250,000	248,750
Community Health Systems 8.875% 7/15/15	280,000	284,200
HCA 9.25% 11/15/16	185,000	190,781
HCA PIK 9.625% 11/15/16	485,000	490,457
•HealthSouth 9.133% 6/15/14	205,000	210,381
Select Medical 7.625% 2/1/15	255,000	220,575
Universal Hospital Services PIK 8.50% 6/1/15	40,000	40,000
		2,212,094
Technology & Electronics – 0.75%
•Freescale Semiconductor 6.651% 12/15/14	175,000	129,938
Sungard Data Systems
9.125% 8/15/13	210,000	214,200
10.25% 8/15/15	360,000	364,500
		708,638
Telecommunications – 5.31%
•Centennial Communications 8.541% 1/1/13	140,000	140,000
Cincinnati Bell 7.00% 2/15/15	105,000	97,125
Citizens Communication 7.125% 3/15/19	230,000	200,100
Cricket Communications 9.375% 11/1/14	385,000	383,556
#Digicel 144A 9.25% 9/1/12	275,000	283,250
Hughes Network Systems 9.50% 4/15/14	205,000	207,563
ΩInmarsat Finance 10.375% 11/15/12	370,000	378,788
#Intelsat Subsidiary Holding 144A 8.875% 1/15/15	40,000	39,750
Intelsat Jackson Holdings 11.25% 6/15/16	450,000	474,188
Lucent Technologies 6.45% 3/15/29	165,000	115,500
MetroPCS Wireless 9.25% 11/1/14	380,000	378,575
#Nordic Telephone Company Holdings 144A 8.875% 5/1/16	150,000	145,125
Nortel Networks
•7.041% 7/15/11	225,000	209,813
10.75% 7/15/16	160,000	148,800
#144A 10.75% 7/15/16	20,000	18,600
*PAETEC Holding 9.50% 7/15/15	105,000	85,575
Qwest Capital Funding 7.25% 2/15/11	200,000	193,250
Sprint Capital 8.375% 3/15/12	575,000	579,747
Sprint Nextel 6.00% 12/1/16	190,000	173,648
Time Warner Telecom Holdings 9.25% 2/15/14	140,000	142,625
#Vimpelcom 144A 9.125% 4/30/18	195,000	184,668
Virgin Media Finance 8.75% 4/15/14	255,000	244,800
Windstream 8.125% 8/1/13	215,000	213,925
		5,038,971
Utilities – 2.37%
AES
7.75% 3/1/14	98,000	98,000
8.00% 10/15/17	140,000	138,600
#144A 8.00% 6/1/20	60,000	57,750
Edison Mission Energy 7.625% 5/15/27	175,000	158,813
Elwood Energy 8.159% 7/5/26	181,203	171,837
Midwest Generation 8.30% 7/2/09	89,453	90,571
Mirant North America 7.375% 12/31/13	185,000	184,538
NRG Energy 7.375% 2/1/16	215,000	212,849
Orion Power Holdings 12.00% 5/1/10	178,000	193,130

#Texas Competitive Electric Holdings 144A 10.25% 11/1/15	945,000	947,362
		2,253,450
Total Corporate Bonds (cost $36,031,971)		34,528,550

«Senior Secured Loans – 0.76%
Ford Motor 5.776% 11/29/13	445,996	347,629
General Motors 5.163% 11/17/13	200,000	149,806
Talecris Biotherapeutics 2nd Lien 9.18% 12/6/14	225,000	221,344
Total Senior Secured Loans (cost $790,512)		718,779
Sovereign Debt – 0.09%
Argentina – 0.09%
Republic of Argentina 8.28% 12/31/33	113,884	85,015
Total Sovereign Debt (cost $91,385)		85,015
	Number of
	Shares
Exchange Traded Funds – 0.20%
UltraShort Real Estate ProShares	2,236	191,558
Total Exchange Traded Funds (cost $191,928)		191,558
Limited Partnership – 0.32%
*Brookfield Infrastructure Partners	16,900	304,200
Total Limited Partnership (cost $321,178)		304,200

Warrant – 0.00%
=@P†Port Townsend	70	1
†#Solutia 144A, exercise price $7.59, expiration date 7/15/09	650	0
Total Warrant (cost $56,974)		1
	Principal
	Amount
Repurchase Agreements** – 8.77%
Bank of America 1.97%, dated 8/29/08, to be
repurchased on 9/2/08, repurchase price $1,326,290
(collateralized by U.S. Government obligations,
4.75% 12/31/08; with market value $1,353,121)	$1,326,000	1,326,000

BNP Paribas 2.00%, dated 8/29/08, to be
repurchased on 9/2/08, repurchase price $7,004,556
(collateralized by U.S. Government obligations, 3.875%,
5/15/09 - 7/2/09; with market value $7,154,402)	7,003,000	7,003,000
Total Repurchase Agreements (cost $8,329,000)		8,329,000

Total Value of Securities Before Securities Lending Collateral – 143.18%
(cost $143,786,609)		135,924,293
	Number of
	Shares
Securities Lending Collateral*** – 13.12%
Investment Companies
Mellon GSL DBT II Collateral Fund	12,459,611	12,459,611
Total Securities Lending Collateral (cost $12,459,611)		12,459,611

Total Value of Securities – 156.30%
(cost $156,246,220)		148,383,904 ©
Obligation to Return Securities Lending Collateral*** – (13.12%)		(12,459,611)
Borrowing Under Line of Credit – (46.35%)		(44,000,000)
Receivables and Other Assets Net of Liabilities (See Notes) – 3.17%		3,009,665
Net Assets Applicable to 9,935,835 Shares Outstanding – 100.00%		$94,933,958

PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2008, the aggregate amount of the restricted securities was $114,073 or 0.12% of the Fund's net assets. See Note 7 in "Notes."
‡Non income producing security. Security is currently in default.
•Variable rate security. The rate shown is the rate as of August 31, 2008.
†Non income producing security.
@Illiquid security. At August 31, 2008, the aggregate amount of illiquid securities was $114,073, which represented 0.12% of the Fund’s net assets. See Note 7 in “Notes."
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2008, the aggregate amount of fair valued securities was $114,073, which represented 0.12% of the Fund’s net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2008, the aggregate amount of Rule 144A securities was $12,932,738, which represented 13.62% of the Fund’s net assets. See Note 7 in "Notes."
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
fStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2008.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
*Fully or partially on loan.
**See Note 1 in "Notes."
***See Note 6 in "Notes."
©Includes $12,057,155 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
PIK – Pay-in-kind
REIT – Real Estate Investment Trust

The following swap contracts were outstanding at August 31, 2008:

Swap Contracts1
Credit Default Swap Contracts

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Value	Payments	Date	Appreciation
Protection Purchased:
Lehman Brothers
Gannet 7 yr CDS	$122,000	0.88%	9/20/14	$14,641
New York Times 7 yr CDS	122,000	0.75%	9/20/14	18,496
Sara Lee 7 yr CDS	122,000	0.60%	9/20/14	654
Total	$366,000			$33,791

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represents the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund's net assets.

1See Note 5 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principals and are consistently followed by Delaware Investments Dividend and Income Fund, Inc. (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Generally, index swap contracts, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective May 30, 2008, the Fund adopted FAS Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and if necessary, a return of capital. The current annualized rate is $0.96 per share ($0.08 monthly). The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At August 31, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At August 31, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$156,399,659
Aggregate unrealized appreciation	7,536,544
Aggregate unrealized depreciation	(15,552,299)
Net unrealized depreciation	$(8,015,755)

Effective December 1, 2007, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs that are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of August 31, 2008:

	Securities	Derivatives
Level 1	$96,298,013	$-
Level 2	50,280,053	33,791
Level 3	1,805,838	-
Total	$148,383,904	$33,791

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 11/30/2007	$218,725
Net change in unrealized
appreciation/(depreciation)	(1,442,479)
Net purchases, sales and settlements	3,029,592
Balance as of 8/31/08	$1,805,838

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/08	$(218,722)

3. Commercial Paper
The Fund terminated the commercial paper program and related Liquidity Agreement with JPMorgan Chase on December 20, 2007.

4. Line of Credit
For the period ended August 31, 2008, the Fund borrowed money pursuant to a $44,000,000 Line of Credit Agreement with The Bank of New York Mellon (BNY Mellon). At August 31, 2008, the par value of loans outstanding was $44,000,000 at the Fed Funds rate of 2.24% plus 0.25%. During the period ended August 31, 2008, the average daily balance of loans outstanding was $42,429,091 at a weighted average Fed Funds rate of approximately 2.928% plus 0.25%. The maximum amount of borrowings outstanding at any time during the period was $44,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at a rate of 0.10% per annum on the unusual balance. The loan is collateralized by the Fund’s portfolio.

5. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended August 31, 2008, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2008, the value of securities on loan was $12,057,155, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

7. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2008. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

8. Subsequent Events

Lehman Bankruptcy
At August 31, 2008, Delaware Investments Dividend and Income Fund, Inc. had direct and indirect exposure to investments with Lehman Brothers Holdings Inc. (“Lehman”) or Lehman’s affiliates, including bonds and derivatives for which Lehman or Lehman’s affiliates was the issuer or counterparty. On September 15, 2008, Lehman filed for Chapter 11 bankruptcy protection.

With respect to direct exposure to Lehman, the Fund held bonds valued at approximately 0.39% of net assets as of August 31, 2008. With respect to indirect exposure, the Fund’s exposure through credit default swaps where Lehman or Lehman’s affiliate was counterparty was approximately 0.04% of net assets (which represents the net unrealized appreciation/depreciation on the Fund’s books) as of August 31, 2008.

As of September 15, 2008, approximately 0.00% and 0.04% of the Fund’s net assets were subject to direct and indirect exposure of Lehman or Lehman’s affiliates (before collateral), respectively.

Credit Agreement
In October 2008, Delaware Investments Dividend and Income Fund, Inc. reduced the amount borrowed pursuant to a Credit Agreement with BNY Mellon to approximately $28.2 million as of October 27, 2008. The reduction in the amount borrowed was made so that the Fund could meet the asset coverage requirements set forth in the Credit Agreement.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: